                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ------------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report: (Date of earliest event reported): January 20, 1998


                        APPLIED VOICE RECOGNITION, INC.
             (Exact name of registrant as specified in its charter)


                                      UTAH
                 (State or other jurisdiction of incorporation)

       33-1210-D                                           87-042552
(Commission File Number)                      (IRS Employer Identification No.)



4615 POST OAK PLACE, SUITE 111, HOUSTON, TEXAS              77027
   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (713) 621-5678


                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     Pursuant to action taken by the written consent of certain of the shareholders of Applied Voice Recognition, Inc., a Utah corporation (the "Company"), the Company plans to reincorporate in Delaware (the "Reincorporation") and has adopted the 1997 Incentive Plan (the "Incentive Plan") allowing the Company to grant stock awards of up to 3,000,000 shares (the "Incentive Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"). The Reincorporation and the Incentive Plan are sometimes collectively referred to herein as the "Shareholder Actions." Specifically, the Board of Directors of the Company (the "Board"), at a special meeting of the Board held on September 26, 1997, and certain shareholders of the Company (the "Consenting Shareholders") who own shares which together represent 54.8% of the issued and outstanding shares of the Company's common stock, par value $.001 per share (the "Common Stock"), by written consent dated December 3, 1997, approved the Shareholder Actions. Certain other shareholders of the Company (the "Consenting Preferred Shareholders") who own shares which together represent 100% of the issued and outstanding shares of the Company's Series A Preferred Stock, par value $.10 per share (the "Series A Preferred Stock"), approved the Reincorporation by written consent dated November 28, 1997. If the Board determines to consummate the Reincorporation, a Certificate of Ownership and Merger in Delaware (the "Delaware Certificate") and Articles of Merger in Utah (the "Utah Articles") will be filed with the appropriate Secretaries of State on or about January 26, 1998. A registration statement on Form S-8 (the "Registration Statement") was filed with the Securities and Exchange Commission (the "SEC") on January 13, 1998 to register the Incentive Shares.

     In order to accomplish the Reincorporation in accordance with the laws of the States of Utah and Delaware, the Company proposes to merge (the "Merger") with and into Applied Voice Recognition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Corporation"), pursuant to the terms and provisions of the Plan and Agreement of Merger (the "Merger Plan") which is filed as Exhibit 2.1 hereto. Under Utah law, shareholders who oppose the proposed Merger have the right to receive payment for the estimated fair value of their shares if they comply with the dissenters' rights provisions under the Utah Revised Business Corporation Act. At the discretion of the Board of Directors, the Company may choose not to consummate the Merger, and ultimately the Reincorporation, if it receives a number of payment demands under the applicable Utah dissenters' rights provisions so as to make the Reincorporation no longer in the best interest of the Company.

     Under the terms of the Merger Plan, the Delaware Corporation will be the surviving corporation; the separate corporate existence of the Company will cease; the Delaware Corporation will succeed to all of the business, properties, assets, and liabilities of the Company; the directors, officers, and employees of the Company will become the directors, officers, and employees of the Delaware Corporation; each outstanding share of the Company's Common Stock and each outstanding share of the Company's Series A Preferred Stock will automatically be converted into one share of the Delaware Corporation's Common Stock and Series A Preferred Stock, respectively. On completion of the change of domicile, the Company will be governed by the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), as further amended by the Certificate of Designation, Preferences, Rights and Limitations of the Series A Preferred Stock (the "Series A Designation"), and the Amended and Restated Bylaws (the "Bylaws") of the Delaware

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Corporation. The proposed Certificate of Incorporation, Series A Designation and
Bylaws of the Delaware Corporation have been filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively. According to Delaware and Utah law, the Merger will become effective (the "Effective Date") immediately upon filing of the Delaware Certificate and the Utah Articles. Immediately following the Merger and at the Effective Time, all stock certificates which represented shares of Common Stock or Series A Preferred Stock of the Company shall automatically represent and evidence ownership of shares of Common Stock or Series A Preferred Stock of the Delaware Corporation, respectively.

     For more information about the Merger, see the Notice of Action by Written Consent and the Dissenters' Rights Notice to Certain Shareholders filed herewith as Exhibits 20.1 and 20.2, respectively.

DESCRIPTION OF CAPITAL STOCK AFTER THE MERGER

     Under the Certificate of Incorporation and Bylaws of the Delaware Corporation, the authorized capital stock of the Company will consist of 50,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), and 2,000,000 shares of preferred stock, par value $.10 per share (the "Preferred Stock"). As of the Effective Date, the Company will have approximately 13,230,234 shares of Common Stock and 312,500 shares of Preferred Stock outstanding, and will have reserved approximately 660,000 shares of Common Stock for issuance upon exercise of outstanding options and 770,000 shares of Common Stock for issuance upon exercise of outstanding warrants.

     Common Stock Under the Certificate of Incorporation and Bylaws of the Delaware Corporation. The holders of Common Stock are entitled to one vote per share with respect to all matters required by law to be submitted to the stockholders of the Company. The holders of Common Stock have the sole right to vote, except as otherwise provided by law or by the Company's Certificate of Incorporation. The Common Stock does not have any cumulative voting rights. A majority of the issued and outstanding Common Stock constitutes a quorum at any meeting of stockholders and the vote by the holders of a majority of the outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or amendment of the Certificate of Incorporation.

     Holders of shares of Common Stock are entitled to receive dividends, if, as, and when declared by the Board out of funds legally available therefore. Upon liquidation of the Company, holders of shares of Common Stock are entitled to share ratably in all assets of the Company remaining after payment of liabilities. Holders of shares of Common Stock have no preemptive rights or other rights to subscribe for unissued or treasury shares or securities convertible into shares. The outstanding shares of Common Stock are fully paid and nonassessable.

     Preferred Stock Under the Certificate of Incorporation and Bylaws of the Delaware Corporation. The Board of Directors of the Company, without any action by the stockholders of the Company, is authorized to issue up to a total of 2,000,000 shares of Preferred Stock in one or more series and to determine the voting rights (including the right to vote as a series on particular matters), preferences as to dividends and in liquidation and the conversion and other rights of each such series. The Board of Directors could issue a series of Preferred Stock that could, depending on the terms of such series, provide for a liquidation preference over the Common Stock or impede the completion of a merger, tender offer or other takeover attempt. The Board of Directors, in so acting, could issue Preferred Stock having terms that discourage an acquisition attempt through which an acquiror may be otherwise able to change the composition of the Board of Directors, including a tender or exchange offer or other transaction that some, or a majority, of the Company's stockholders might believe to be in their best interest. As of the date of this Report, the Series A Preferred Stock (as described below) is the only series of Preferred Stock so established by the Board of Directors.

     Series A Preferred Stock Under the Series A Designation of the Delaware Corporation. As of the Effective Date, all of the 312,500 shares of Series A Preferred Stock, per value $.10 per share (the "Series A Preferred"), authorized by the Company's Certificate of Incorporation will be outstanding. The dividend on the Series A Preferred is $.32 per annum per share, and is paid in shares of the Company's Common Stock based on the Common Stock's 30 day average closing price prior to the dividend date. Such dividends are cumulative and are payable quarterly, without interest on the accumulation thereof. Except as required by the Delaware General Corporation Law (the "DGCL") or the Company's Certificate of Incorporation, the holders of the Series A Preferred have no voting rights, and no consent of any such holder is required for the taking of any corporate action. However, the vote or the prior written consent of a majority of the holders of the Series A Preferred is required for any modification to the terms of that series or for the authorization of any other class of Preferred Stock having superior rights and preferences to those of the Series A Preferred.

     The Series A Preferred has a liquidation preference of $8.00 per share, subject to adjustment. The liquidation preference is payable on any liquidation, dissolution, or winding up of the Company. Each share of Series A Preferred is presently convertible, at the option of the holder, into 5.4 shares of Common Stock. The number of shares of Common Stock into which a share of Series A Preferred may be converted is subject to adjustment pursuant to the anti-dilution provisions of the Series A Designation. Generally, adjustments will be made for any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event.

     In accordance with the Series A Designation, the Company has the right to redeem not less than all of the Series A Preferred at a price of $8.00 per share. The shares of Series A Preferred may be converted into shares of Common Stock until the date fixed for redemption by the Board of Directors. The Company may not redeem the Series A Preferred until after the third anniversary of their issuance.

     The Board of Directors Under the Certificate of Incorporation and Bylaws of the Delaware Corporation. The Company's Board of Directors is divided into three classes: Class I, Class II and Class III. The Directors in each of the classes are elected to staggered three-year terms. Therefore, the holders of the Common Stock are only entitled to vote in the election of any single class of directors once every three years. Directors can only be removed for "cause" as that term is defined in the Certificate of Incorporation. For purposes of director removal, cause means (i) the conviction of that director, or where a director is granted immunity to testify the conviction of another, for a felony,
(ii) the affirmative vote by a majority of the Board of Directors that such directors was grossly negligent or guilty of misconduct in the performance of his duties to the Company in a matter of substantial importance to the Company, or (iii) such director has been adjudicated to be mentally incompetent.

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

INDEMNIFICATION OF DIRECTORS AND OFFICERS AFTER THE MERGER

     Section 145 of the DGCL permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action. In an action brought to obtain a judgment in the corporation's favor, whether by the corporation itself or derivatively by a stockholder, the corporation may only indemnify for expenses, including attorney's fees, actually and reasonably incurred in connection with the defense or settlement of such action, and the corporation may not indemnify for amounts paid in satisfaction of a judgment or in settlement of the claim. In any such action, no indemnification may be paid in respect of any claim, issue or matter as to which such person shall have been adjudged liable to the corporation except as otherwise approved by the Delaware Court of Chancery or the court in which the claim was brought. In any other type of proceeding, the indemnification may extend to judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with such other proceeding, as well as to expenses.

     The statute does not permit indemnification unless the person seeking indemnification has acted in good faith and in a manner be reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of criminal actions or proceedings, the person had no reasonable cause to believe his conduct was unlawful. The statute contains additional limitations applicable to criminal actions and to actions brought by or in the name of the corporation. The determination as to whether a person seeking indemnification has met the required standard of conduct is to be made (1) by a majority vote of a quorum of disinterested members of the board of directors, (2) by independent legal counsel in a written opinion, if such a quorum does not exist or if the disinterested directors so direct, or (3) by the stockholders.

     The Certificate of Incorporation and Bylaws of the Delaware Corporation require the Company to indemnify its directors to the fullest extent permitted under Delaware law. Pursuant to employment agreements entered into by the Company with its executive officers and certain other key employees, the Company must indemnify such officers and employees in the same manner and to the same extent that the Company is required to indemnify its directors under the Company's Bylaws. The Certificate of Incorporation limits the personal liability of a director to the corporation or its stockholders to damages for breach of the director's fiduciary duty.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibits are filed with this report on Form 8-K:


 2.1   - Plan and Agreement of Merger between the Company and the Delaware
         Corporation dated November 7, 1997.

 4.1   - Amended and Restated Certificate of Incorporation for the Delaware
         Corporation to be filed on or about January 26, 1998 in Delaware.

 4.2   - Certificate of Designation for the Series A Preferred Stock for the
         Delaware Corporation to be filed on or about January 26, 1998 in Delaware.

 4.3   - Amended and Restated Bylaws of the Delaware Corporation adopted on
         November 7, 1997.

20.1   - Notice of Action by Written Consent dated December 22, 1997.

20.2   - Dissenters' Rights Notice to Certain Shareholders dated December 22,
         1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              APPLIED VOICE RECOGNITION, INC.



January 20, 1998                                 /s/ William T. Kennedy
                                              --------------------------------
                                                     William T. Kennedy,
                                                 Chief Financial Officer and
                                                     Assistant Secretary

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

                                    EXHIBITS


EXHIBIT NO.

 2.1   - Plan and Agreement of Merger between the Company and the Delaware
         Corporation dated November 7, 1997.

 4.1   - Amended and Restated Certificate of Incorporation for the Delaware
         Corporation to be filed on or about January 26, 1998 in Delaware.

 4.2   - Certificate of Designation for the Series A Preferred Stock for the
         Delaware Corporation to be filed on or about January 26, 1998 in Delaware.

 4.3   - Amended and Restated Bylaws of the Delaware Corporation adopted on
         November 7, 1997.

20.1   - Notice of Action by Written Consent dated December 22, 1997.

20.2   - Dissenters' Rights Notice to Certain Shareholders dated December 22,
         1997.

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